UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 23, 2014

Date of Report (Date of earliest event reported)

SILVER SPRING NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35828	43-1966972
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Broadway Street, Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

(650) 839-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 23, 2014, C. Douglas Andrews, the Controller and Chief Accounting Officer and principal accounting officer of Silver Spring Networks, Inc., announced his decision to resign effective January 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER SPRING NETWORKS, INC.

Date: December 24, 2014	By:	/s/ James P. Burns
Name: James P. Burns
Title: Executive Vice President and Chief Financial Officer